                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-80921) of Bio-Plexus, Inc. of our report dated March 17, 2000 appearing on page F-2 of the Annual Report in Form 10-K filed with the Securities and Exchange Commission on April 14, 2000.


/s/ Mahoney Sabol & Company, LLP
Mahoney Sabol & Company, LLP
Hartford, Connecticut
April 12, 2000